EXHIBIT 10.15.10

Execution Copy

AMENDMENT NO. 10

AMENDMENT NO. 10 dated as of March 8, 2007, to the Credit Agreement referred to below, between MDC Partners Inc., a Canadian corporation (“MDC Partners”), Maxxcom Inc., an Ontario corporation (“Maxxcom Canada”), Maxxcom Inc., a Delaware corporation (“Maxxcom U.S.” and together with MDC Partners and Maxxcom Canada, the “Borrowers”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as U.S. administrative agent for the Lenders (in such capacity, the “U.S. Administrative Agent”).

The Borrowers, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the U.S. Administrative Agent, JPMCB, as Collateral Agent (in such capacity, the “Collateral Agent”), and JPMCB, Toronto Branch, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agents”) are parties to a Credit Agreement dated as of September 22, 2004 (as amended, the “Credit Agreement”). The Borrowers and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 10 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2. Amendments. Effective as provided in Section 5 hereof, the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 1.01 of the Credit Agreement is hereby amended by amending the following definitions to read in their entirety as follows:

“H Acquisition” means the proposed acquisition of 51% of the Capital Stock of H pursuant to an acquisition agreement on terms similar to those set forth in the H Acquisition Term Sheet.

“H Acquisition Term Sheet” means that certain letter of intent, dated December 8, 2006, for the proposed purchase of 51% of the Capital Stock of H, a copy of which was previously provided to counsel to the U.S. Administrative Agent.

“H” means H, LLC, a Delaware limited liability company.

“R” means R LLC, a Delaware corporation.

“R Acquisition” means the proposed acquisition of 60% of the Capital Stock of R pursuant to an acquisition agreement on terms similar to those set forth in the R Acquisition Term Sheet..

“R Acquisition Term Sheet” means that certain letter of intent, dated January 3, 2007, for the proposed purchase of 60% of the Capital Stock of R, a copy of which was previously provided to counsel to the U.S. Administrative Agent.

2.03. Section 7.06 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (o) therein, (ii) adding new clauses (p) and (q) to read in their entirety as follows and (iii) relettering the existing clause (p) therein to “(r)”:

“(p) the H Acquisition, provided that not more than U.S. $4,500,000 of the consideration in respect of the H Acquisition shall be payable in cash at the time of the consummation thereof;

(q) the R Acquisition, provided that not more than U.S. $5,500,000 of the consideration in respect of the R Acquisition shall be payable in cash at the time of the consummation thereof; and”

Section 3. Representations and Warranties. Each Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Agents and Lenders that (a) the representations and warranties set forth in Article V of the Credit Agreement, as amended hereby, and in each of the other Loan Documents are complete and correct on the date hereof as if made on and as of such date and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 10 and (b) no Default shall have occurred and be continuing under the Credit Agreement, as amended hereby.

Section 4. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations as a guarantor under Article III of the Credit Agreement as amended hereby. By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 5. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon (a) receipt by the U.S. Administrative Agent of one or more counterparts of this Amendment No. 10 executed by the Obligors and the Required Lenders and (b) evidence that all fees and expenses agreed by MDC Partners to be payable in connection with this Amendment No. 10 have been paid in full.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 10 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 10 by signing any such counterpart. This Amendment No. 10 shall be governed by, and construed in accordance with, the law of the State of New York.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 10 to be duly executed and delivered as of the day and year first above written.

MDC PARTNERS INC.

By:	/s/
Name:
Title: Authorized Signatory

By:	/s/
Name:
Title: Authorized Signatory

MAXXCOM INC., an Ontario corporation

By:	/s/
Name:
Title: Authorized Signatory

By:	/s/
Name:
Title: Authorized Signatory

Agreed as set forth in Section 4 above:

GUARANTORS

1208075 ONTARIO LIMITED
1220777 ONTARIO LIMITED
1385544 ONTARIO LIMITED
2026646 ONTARIO LIMITED
656712 ONTARIO LIMITED
AMBROSE CARR LINTON CARROLL INC.
ASHTON POTTER CANADA INC.
ASHTON-POTTER CANADA LTD.
BRUCE MAU DESIGN INC.
BRUCE MAU HOLDINGS LTD.
CAMPBELL + PARTNERS COMMUNICATIONS LTD.
COMPUTER COMPOSITION OF CANADA INC.
HENDERSON BAS
MAXXCOM (NOVA SCOTIA) CORP.
MAXXCOM INTERACTIVE INC.
STUDIOTYPE INC.
TREE CITY INC.

By:	/s/
Name:
Title: Authorized Signatory

By:	/s/
Name:
Title: Authorized Signatory

ACCENT ACQUISITION CO.
ACCENT INTERNATIONAL, INC.
ACCENT MARKETING SERVICES, L.L.C.
BRATSKEIR & COMPANY, INC.
CHINNICI DIRECT, INC.
CMS U.S. HOLDCO, INC.
COLLE & MCVOY, INC.
CPB ACQUISITION INC.
CRISPIN PORTER & BOGUSKY LLC
DOTGLU LLC
FLETCHER MARTIN LLC
FMA ACQUISITION CO.
HELLO ACQUISITION INC.
KBP HOLDINGS LLC
KIRSHENBAUM BOND & PARTNERS LLC
KIRSHENBAUM BOND & PARTNERS WEST LLC
LAFAYETTE PRODUCTIONS LLC
MACKENZIE MARKETING, INC.
MARGEOTES/FERTITTA + PARTNERS LLC
MAXXCOM (USA) FINANCE COMPANY
MAXXCOM (USA) HOLDINGS INC.
MDC/KBP ACQUISITION INC.
MF+P ACQUISITION CO.
MONO ADVERTISING, LLC
PRO-IMAGE CORPORATION
SABLE ADVERTISING SYSTEMS, INC.
SMI ACQUISITION CO.
SOURCE MARKETING LLC
TARGETCOM LLC
VITROROBERTSON LLC
ZG ACQUISITION INC.
ZYMAN GROUP, LLC

:	By:	/s/
Name:
Title: Authorized Signatory

:	By:	/s/
Name:
Title: Authorized Signatory

LENDERS

JPMORGAN CHASE BANK, N.A.

:	By:	/s/
Name:
Title

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

:	By:	/s/
Name:
Title

BANK OF MONTREAL (CHICAGO BRANCH)

:	By:	/s/
Name:
Title

BANK OF MONTREAL

:	By:	/s/
Name:
Title

THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:	/s/
Name:
Title

THE BANK OF NOVA SCOTIA

By:	/s/
Name:
Title

By:	/s/
Name:
Title

TORONTO DOMINION (TEXAS) INC.

By:	/s/
Name:
Title

THE TORONTO-DOMINION BANK

:	By:	/s/
Name:
Title

CIBC INC.

:	By:	/s/
Name:
Title

CANADIAN IMPERIAL BANK OF COMMERCE

:	By:	/s/
Name:
Title

By:	/s/
Name:
Title